UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Conditions.

On January 31, 2018, Samson Oil & Gas Limited (the “Company”) filed its Australian Stock Exchange (ASX) quarterly report for the three months ended December 31, 2017 with the ASX. A copy of the ASX quarterly report is furnished as Exhibit 99.1 hereto.

The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, Samson Oil and Gas USA (“Samson USA”), a wholly-owned subsidiary of the Company, entered into an Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Terence Barr, Samson USA’s chief executive officer, effective as of January 1, 2018. The A&R Employment Agreement amends certain provisions of the Employment Agreement previously entered into with Mr. Barr on January 1, 2011 and amended on December 20, 2011, November 7, 2013, and April 20, 2017 (the “Prior Agreement”). Specifically, the A&R Employment Agreement extends the termination date of the Prior Agreement to December 31, 2019. All other material terms of the Prior Agreement remain unchanged. A description of these material terms was included in the Company’s Current Report on Form 8-K filed on April 26, 2017, which summary is incorporated herein by reference.

The aforementioned summary is not a complete description of the terms of the A&R Employment Agreement, and reference is made to the complete text of the A&R Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

On February 1, 2018, the Company issued a press release regarding the termination of the LOI (as defined below). A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 8.01	Other Events

The Company, on behalf of itself and its wholly-owned subsidiary, Samson USA (collectively, “Samson”), and Firehawk Oil and Gas LLC (“Firehawk”) have terminated the non-binding letter of intent (“LOI”) pursuant to which Firehawk expressed its intention to buy the Company’s Foreman Butte Project, which LOI was previously disclosed on the Company’s Current Report on Form 8-K filed on January 23, 2018.

The foregoing description of the terms of the Termination of LOI is not complete and is subject in its entirety by reference to the terms of the Termination of LOI, a copy of which is attached as Exhibit 99.3 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amended & Restated Employment Agreement dated as of January 1, 2018 between Samson Oil and Gas USA, Inc. and Terence M. Barr.
99.1	ASX quarterly report of Samson Oil & Gas Limited for the three-month period ended December 31, 2017
99.2	Press release dated February 1, 2018
99.3	Termination of Letter of Intent dated as of January 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2018

Samson Oil & Gas Limited

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer